UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2003

                                  SPEEDUS CORP.
               (Exact name of registrant as specified in charter)

         Delaware                   000-27582                    13-3853788
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

         140 58th Street, Suite 7E
            Brooklyn, New York                                      11220
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (718) 567-4300

                                 Not Applicable
          (Former name or former address, if changed from last report)

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

            99.1  Press release dated August 18, 2003

Item 12. Results of Operations and Financial Condition.

On August 18, 2003, Speedus Corp. issued a press release announcing its second quarter of fiscal 2003 results. A copy of the press release is attached as
Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Speedus Corp.

                                            By: /s/ Thomas M. Finn
                                                --------------------------------
                                            Name: Thomas M. Finn
                                            Title: Treasurer and Chief Financial
                                                   Officer

Date: August 20, 2003

                                 EXHIBITS INDEX

      EXHIBIT
      NUMBER                           TITLE OF DOCUMENT
      -------                          -----------------
       99.1                            Press Release dated August 18, 2003.